[PHOTO OF JOHN DESAUER APPEARS HERE]

Dear Shareholder,

         In January Dessauer & McIntyre Asset Management, Inc. assumed 100% responsibility for the management of the assets in your fund. Guinness Flight Investment Management Limited resigned as co-manager. As we developed the portfolio it became clear that a single manager is more efficient and effective. We are grateful to all at Guinness Flight for their help in the launch and start-up of the fund.

         In recent months the portfolio has been concentrated in stocks of companies headquartered in Europe and the United States. Our Asian exposure has been held exclusively to Hong Kong and less than 10% of the Fund. Market action has proven this to be a sound strategy. The net asset value of the fund rose
22.12 % in the first quarter of this year.

         The Dessauer Global Equity Fund has a unique provision. Later this year, in December, the hard trigger will take effect. After that happens the fund will automatically convert to an open-end fund if the market price of the stock on the New York Stock Exchange trades at a discount to net asset value equal to or greater than 5% on the last business day of any week and for each of the next 14 business days. What this means is that the fund's share price can not linger at a deep discount for long. You are assured that the share price, one way or the other, either in the open market or by converting to an open-end fund, will more closely reflect the underlying value of the assets in the fund.


[PHOTO OF THOMAS MCINTYRE APPEARS HERE]

         We mention this because the fund's share price has traded at a discount to its net asset value in recent months. The shares were issued at $12 1/2 and traded above that level during the first three months of 1998. Looking at the market price alone you would not know that the Fund's underlying net asset value in fact climbed nicely. The fund's portfolio has been performing much better than the share price. This should not be the case after the hard trigger takes effect in December.

         Looking out to the future we see a world of opportunity. There are risks, there always are. By traveling, seeing for ourselves, staying in close contact with the managers of the companies and constantly scanning the world's markets we believe we can minimize the risks and capture our share of the opportunities.

         Dessauer & McIntyre practices our profession the old-fashioned way. We do not rely upon technical analysis or computer screening. We get out of the office and go to visit companies. Our attitude is that we are investing in businesses rather than buying pieces of paper. We sleep well at night because we know the people and businesses that stand behind the stocks in the fund's portfolio.

         In the short-run there is no way of knowing what markets will do. There is no shortage of theories why the U.S. stock market, for example, should plunge. Some analysts believe the Federal Reserve should raise interest rates to stop the rising stock market. Some think the soggy Japanese economy will drag Asia and the U.S. down. Others worry that corporate profits will stop growing.

         At Dessauer & McIntyre we accept the risk that in the short-run stock markets can temporarily fall. The perils of market timing are far greater than this normal, everyday stock market risk. Look at what would have been lost had we followed the crowd and sold stocks last year. Your fund would have missed the gains of the first quarter. Who would have guessed that the first quarter of this year would be so strong? Most professionals, ourselves included, expected a more subdued market. We were pleasantly surprised and very happy that we stuck to our long standing strategy of owning stocks. All who indulged in market timing missed what may turn out to be the best quarter of the year.

         Our confidence in the future comes from several sources. First, is our conversations with the people running the companies whose shares are in the fund. Some companies are experiencing trouble with profit growth. They are feeling pressure from the Asian slump and from intense competition all around the world. Others tell us their business is booming. On balance we hear more about profit opportunity than profit problems. Second, we travel to see for ourselves what is going on in the economies of the world.

         Yes Japan's economy is stuck in the doldrums and the government seems paralyzed. But in nearby China we see the government taking positive actions that are likely to lead to stronger future growth. We are sticking with our strategy of buying high quality stocks in Hong Kong to take advantage of growth in China as well as a future recovery in South East Asia. We are prepared to increase our Hong Kong holdings when we see fundamentals turning positive.

         Europe is heading for a single currency starting in January 1999. Europe has been a major source of profits for the fund and we believe that will remain the case for years to come. Europe is a region of developed economies but underdeveloped stock markets. A single currency will precipitate the development of Europe's stock markets and in the process open more opportunity for investors. Dessauer & McIntyre is well connected in Europe and will continue to explore opportunities for the fund in European stocks.

         The U.S. stock market more than any other has fooled most analysts. Our stock market has climbed despite a rising chorus of professionals claiming it is overvalued. At this point our approach is to listen to what the market is trying to tell us rather than thinking we somehow can figure out what the market should do. The Dow Jones Industrial Average may go straight to 10,000 or it may pause for consolidation or go through a correction. After looking around the world and talking with managers of companies we feel that the long-term trend is still to significantly higher stock prices.

         If we had to point to one fact in support of that view it would be inflation. In defiance of all established economic models the rate of inflation in the United States collapsed in the opening quarter of this year. Low inflation means that our economy can continue to create jobs, lift living standards and generate wealth without fear of skyrocketing interest rates.

         We are prepared both for any short-term rough spots and for long-term opportunity. We thank you for your loyalty and support and hope to see you at the annual meeting, at one of our Dessauer & McIntyre special meetings or at one of the other seminars where we will be participating.

         Note: The schedule of meetings and seminars is always published in John Dessauer's Investors' World. Or, you can obtain a list of all upcoming meetings and seminars by calling Dessauer & McIntyre at (508) 255-1651.

Sincerely,

/s/ John P. Dessauer         /s/ Thomas P. McIntyre

 JOHN P. DESSAUER                THOMAS P. MCINTYRE
     Chairman                       President

The Dessauer Global Equity Fund
PORTFOLIO OF INVESTMENTS
BY INDUSTRY
at March 31, 1998

--------------------------------------------------------------------------------
Equity Securities (99.2%)                                  Shares       Value
--------------------------------------------------------------------------------
Banking / Financial Services: (24.5%)
AXA - UAP, Sponsored ADR (France) ................         30,000    $ 1,552,500
Banco Santander S.A. ADR(Spain) ..................         30,000      1,483,125
Citicorp (United States) .........................         20,000      2,840,000
CountryWide Credit Industries Inc.
   (United States) ...............................         50,000      2,659,375
Espirito Santo Financial Holdings ADR (Spain) ....        100,000      2,618,750
First Union Corporation (N.C.) (United States) ...         50,000      2,837,500
HSBC Holdings Plc (Hong Kong/China) ..............         36,000      1,101,087
Hang Seng Bank (Hong Kong/China) .................         40,000        391,033
SEI Investments Co. (United States) ..............         70,000      4,777,500
                                                                     -----------
                                                                      20,260,870
                                                                     -----------
Beverages & Food: (3.9%)
Diageo Plc ADR (United Kingdom) ..................         45,000      2,185,313
Koninklijke Ahold NV ADR (Netherlands) ...........         33,900      1,110,226
                                                                     -----------
                                                                       3,295,539
                                                                     -----------
Diversified Operations: (0.7%)
Jardine Matheson Holdings Ltd. ADR
   (Hong Kong/China) .............................        100,000    $   454,000
Jardine Strategic Holdings Ltd. ADR
   (Hong Kong/China) .............................         51,000        139,740
                                                                     -----------
                                                                         593,740
                                                                     -----------
Entertainment: (5.6%)
Pixar Inc. (United States)* ......................         30,000      1,046,250
Time Warner Inc. (United States) .................         50,000      3,600,000
                                                                     -----------
                                                                       4,646,250
                                                                     -----------
Health & Personal Care: (11.8%)
Bally Total Fitness Holding (United States)* .....         60,000      1,890,000
Glaxo Wellcome Plc ADR (United Kingdom) ..........         30,000      1,623,751
Novartis AG ADR (Switzerland) ....................         30,000      2,665,313
Rhone Poulenc S.A. ADR (France) ..................         70,000      3,526,250
                                                                     -----------
                                                                       9,705,314
                                                                     -----------
Hotel / Gaming: (12.1%)
Circus Circus Enterprises Inc. ...................
   (United States)* ..............................         80,000      1,690,000
Harrah's Entertainment Inc. (United States)* .....        120,000      2,947,500
Hilton Hotels Corp. (United States) ..............        170,000      5,418,750
                                                                     -----------
                                                                      10,056,250
                                                                     -----------

Natural Resources: (7.7%)
Core Laboratories NV (Netherlands) ...............        105,000      2,559,375
Enron Corporation (United States) ................         50,000      2,318,750
Fletcher Challenge Energy ADR
   (New Zealand) .................................         25,000        868,750
Fletcher Challenge Forests Ltd. ADR
   (New Zealand) .................................         20,000        142,500
Hong Kong & China Gas
   (Hong Kong/China) .............................        300,000        503,310
                                                                     -----------
                                                                       6,392,685
                                                                     -----------
Retail: (2.6%)
Cendant Corporation (United States)* .............         30,000      1,188,750
Dairy Farm International Holdings
   (Hong Kong/China) .............................        800,000        960,000
                                                                     -----------
                                                                       2,148,750
                                                                     -----------
Real Estate: (3.5%)
Cheung Kong (Holdings) Ltd.
   (Hong Kong/China) .............................        100,000        709,796
China Resources Enterprises
   (Hong Kong/China) .............................         90,000        182,354
Hong Kong Land Holdings Ltd. .....................
   (Hong Kong/China) .............................        343,000        589,960
Hutchison Whampoa (Hong Kong/China) ..............        150,000      1,055,015
New World Development (Hong Kong/China) ..........        100,000        352,962
                                                                     -----------
                                                                       2,890,087
                                                                     -----------
Technology: (7.6%)
LSI Logic (United States)* .......................         90,000     $2,272,500
Motorola, Inc. (United States) ...................         30,000      1,822,500
Philips Electronics N.V. ADR (Netherlands) .......         30,000      2,203,125
                                                                     -----------
                                                                       6,298,125
                                                                     -----------
Telecommunications Services: (19.2%)
Ascend Communications, Inc.
   (United States)* ..............................         30,000      1,136,250
Cable & Wireless Communications Plc ADR
   (United Kingdom) ..............................         70,000      2,642,500
China Telecom Limited
   (Hong Kong/China)* ............................        280,000        567,320
Ericsson (L. M.) Telephone ADR(Sweden) ...........         40,000      1,902,500
Hong Kong Telecom (Hong Kong/China) ..............        200,000        412,973
LCI International Inc. (United States)* ..........         70,000      2,695,000
Scientific-Atlanta Inc. (United States) ..........        200,000      3,912,500
Worldcom, Inc. (United States)* ..................         60,000      2,583,750
                                                                     -----------
                                                                      15,852,793
                                                                     -----------
Total Equity Securities
   (Identified Cost $68,694,110) .................                    82,140,403
                                                                     -----------



                See accompanying notes to financial statements.

                                         Principal Amount
Short-Term Investments (0.3%)
Repurchase Agreement (0.3%)
  Investors Bank and Trust Company
  Repurchase Agreement, 5.43%, due 04/01/98,
  (Collateralized by $278,917 Federal Home
  Loan Mortgage Corporation Treas., 5.300%,
  due 02/15/2022) (Maturity Value $265,675)
  (Identified Cost $265,635) .......................   $265,635   $    265,635
                                                                  ------------

Total Investments 99.5%
  (Identified Cost $68,959,745**) ..................                82,406,038
                                                                  ------------

Other Assets less Liabilities 0.5% .................                   401,059
                                                                  ------------


NET ASSETS 100.0% ..................................              $ 82,807,097
                                                                  ============
* Non-income producing security.
**Cost for federal income tax purposes is the same

     Net unrealized appreciation consists of:
       Gross unrealized appreciation ...............              $ 16,341,701
       Gross unrealized depreciation ...............                (2,895,408)
                                                                  ------------
         Net unrealized appreciation ...............              $ 13,446,293
                                                                  ============

--------------------------------------------------------------------------------


The Dessauer Global Equity Fund
PORTFOLIO OF INVESTMENTS
BY COUNTRY
at March 31, 1998


                                                                     Percent of
Country                                                              Net Assets
--------------------------------------------------------------------------------
France ....................................................              6.1%
Hong Kong/China ...........................................              9.0
Netherlands ...............................................              7.1
New Zealand ...............................................              1.2
Spain .....................................................              5.0
Sweden ....................................................              2.3
Switzerland ...............................................              3.2
United Kingdom ............................................              7.8
United States .............................................             57.8
Other assets less liabilities .............................              0.5
                                                                     ----------
NET ASSETS ................................................            100.00%
                                                                     ==========

--------------------------------------------------------------------------------


The Dessauer Global Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
at March 31, 1998


ASSETS
Investments in securities, at value (cost $68,959,745) ......      $ 82,406,038
Receivable for:
   Investment securities sold ...............................           872,821
   Dividends and interest ...................................           111,193
Prepaid expenses ............................................            24,619
Deferred organization costs, net ............................           137,232
Other assets ................................................            18,575
                                                                   ------------
   Total assets .............................................        83,570,478
                                                                   ------------

LIABILITIES
Payable for investment securities purchased .................           651,200
Due to advisor ..............................................            42,291
Accrued expenses ............................................            69,890
                                                                   ------------
     Total liabilities ......................................           763,381
                                                                   ------------
NET ASSETS ..................................................      $ 82,807,097
                                                                   ============

Net Asset value per share
   ($82,807,097/6,050,204 shares outstanding;
     50,000,000 number of shares authorized,
     $0.01 par value) .......................................      $      13.69
                                                                   ============

SOURCE OF NET ASSETS
   Paid-in capital ..........................................      $ 71,516,575
   Undistributed net investment income ......................           210,587
   Accumulated net realized loss on investments
     and foreign currency ...................................        (2,366,771)
   Net unrealized appreciation on:
     Investments ............................................        13,446,293
     Foreign currency .......................................               413
                                                                   ------------
       Net assets ...........................................      $ 82,807,097
                                                                   ============



                See accompanying notes to financial statements.

The Dessauer Global Equity Fund
STATEMENT OF OPERATIONS


                                                                 May 30, 1997*
                                                                        to
                                                                 March 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income
Dividends (Net of foreign withholding tax of $20,541) .........    $    903,772
Interest ......................................................         603,461
                                                                     ----------
   Total investment income ....................................       1,507,233

Expenses
Advisory fees (Note 3) ........................................         532,429
Legal fees ....................................................          85,877
Administration fees (Note 3) ..................................          59,005
Accounting fees ...............................................          45,929
Custodian fees ................................................          37,579
Trustees' fees ................................................          30,617
Deferred organization costs amortization ......................          28,117
Auditing fees .................................................          25,053
Reports to shareholders .......................................          19,517
Transfer agent fees ...........................................          18,690
Registration fees .............................................          13,596
Insurance .....................................................           5,723
Miscellaneous .................................................          14,087
                                                                     ----------
     Total expenses ...........................................         916,219
                                                                     ----------
       Net investment income ..................................         591,014
                                                                     ==========

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss from investments ............................      (1,593,173)
Net realized loss from foreign currency .......................          (1,857)
Net change in unrealized gain on investments ..................      13,446,293
Net change in unrealized gain on foreign currency .............             413
                                                                   ------------
   Net realized and unrealized gain on investments ............      11,851,676
                                                                   ------------
   Net increase in Net Assets Resulting
     from Operations ..........................................    $ 12,442,690
                                                                   ============
*Commencement of the Fund



The Dessauer Global Equity Fund
STATEMENT OF CHANGES IN NET ASSETS


                                                                 May 30, 1997*
                                                                       to
                                                                 March 31, 1998
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income .........................................   $    591,014
Net realized loss on investments ..............................     (1,593,173)
Net realized loss on foreign currency .........................         (1,857)
Net unrealized appreciation on investments and
   foreign currency ...........................................     13,446,706
                                                                  ------------
   Net increase in net assets resulting
     from operations ..........................................   $ 12,442,690
                                                                  ------------

DISTRIBUTIONS TO SHAREHOLDERS
Dividends paid from net investment income .....................       (380,427)
Distributions paid from taxable realized gains ................       (771,741)
                                                                  ------------
   Total distributions to shareholders ........................     (1,152,168)
                                                                  ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....................................     71,398,694
Proceeds from reinvestment of distributions ...................         17,881
Cost of shares redeemed .......................................              0
                                                                  ------------
   Net increase from capital share transactions ...............     71,416,575
                                                                  ------------

   Total increase in net assets ...............................     82,707,097

NET ASSETS
Beginning of period ...........................................        100,000
                                                                  ------------
End of period
   (including undistributed net investment income
     of $210,587) .............................................   $ 82,807,097
                                                                  ============

CHANGES IN SHARES
Shares sold ...................................................      6,040,141
Shares reinvested from distributions ..........................          1,645
Shares redeemed ...............................................              0
                                                                  ------------
Net increase ..................................................   $  6,041,786
                                                                  ============
*Commencement of the Fund.



                See accompanying notes to financial statements.

The Dessauer Global Equity Fund
FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period



                                                                 May 30, 1997*
                                                                      to
                                                                March 31, 1998
--------------------------------------------------------------------------------

Net asset value, beginning of period .......................      $      11.88
                                                                  --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................              0.10
Net realized and unrealized gain on investments ............              1.90**
                                                                  --------------
   Total from investment operations ........................              2.00
                                                                  --------------

LESS DISTRIBUTIONS:
Dividends from net investment income .......................             (0.06)
Distributions from net capital gains .......................             (0.13)
                                                                  --------------
   Total distributions .....................................             (0.19)
                                                                  --------------
Net asset value, end of period .............................      $      13.69
                                                                  ==============

Initial offering price .....................................      $      12.50
New York Stock Exchange closing price,
   end of period ...........................................      $      12.50
Total investment return+++ .................................            1.76%+,1

TOTAL RETURN ...............................................           17.27%+,2

Net assets, end of period (thousands) ......................      $     82,807

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets ....................             1.54%++
Ratio of net investment income to average net assets........             0.99%++

Portfolio turnover rate ....................................             74.47%+

Average Commission Rate Paid ...............................      $      0.0135

*   Commencement of the Fund.
** Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.
+   Not annualized.
++  Annualized.
+++ Does not reflect sales charges.
1 Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.
2 Based on net asset value per share and including the reinvestment of dividends and distributions.





                 See accompanying notes to financial statements.

The Dessauer Global Equity Fund
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION
The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued as outlined in the prospectus. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

         U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

         Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

         Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

B. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from security transactions are calculated using the specific identification method.

C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. During the year ended March 31, 1998, the Fund elected to defer net capital losses of $701,796.

D. DEFERRED ORGANIZATION COSTS. The Fund has incurred expenses of $165,350 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations. In the event that any of the initial shares of Fund are redeemed by the holder during the period of amortization of the Fund's organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund entered into Investment Advisory Agreements with Dessauer & McIntyre Asset Management, Inc. ("Dessauer") and Guinness Flight Investment Management Limited ("Guinness Flight") (together, the "Investment Advisers"), pursuant to which the Investment Advisers are responsible for providing investment advisory services to the Fund (the "Advisory Agreements"). For services under the Advisory Agreements, the Fund pays Dessauer a monthly fee at an annual rate of 0.60% of the average weekly net asset value of the Fund and pays Guinness Flight a monthly fee at an annual rate of 0.40% of the average weekly net asset value of the Fund. On January 21, 1998, Guinness Flight terminated its Advisory Agreement with the Fund. For the period May 30, 1997 to March 31, 1998, the Fund paid $353,669 to Dessauer and $178,760 to Guinness Flight in such fees. The Fund is responsible for its own operating expenses.

     Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.25% of average net assets. The Administrator has agreed to reduce its annual fee to a maximum of 0.10% of average net assets as long as the Fund remains closed-end. For the period May 30, 1997 to March 31, 1998 the Fund paid $59,005 in such fees.

     Certain officers of the Fund are also officers and/or Trustees of the Investment Advisers and the Administrator.

NOTE 4 -- CONCENTRATION OF RISK
The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

NOTE 5 -- PURCHASES AND SALES OF SECURITIES
The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the period May 30, 1997 to March 31, 1998 were $115,857,319 and $45,571,745, respectively.

NOTE 6 -- YEAR 2000 ISSUE (Unaudited)
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor/administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The advisor/administrator is taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of the Dessauer Global Equity Fund

         We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Dessauer Global Equity Fund (the "Fund"), as of March 31, 1998, and the related statement of operations and changes in net assets and the financial highlights for the period May 30, 1997 (commencement of the Fund) through March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 1998, the results of its operations, changes in its net assets, and the financial highlights for the period May 30, 1997 (commencement of the Fund) through March 31, 1998 in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP
Los Angeles, California
April 22, 1998

THE DESSAUER
GLOBAL EQUITY FUND

ANNUAL REPORT
March 31, 1998



State Street Bank and Trust Company
c/o Dessauer Global Equity Fund
P.O. Box 8200
Boston, MA 02266-8200
Tel. 1-800-426-5523

DGECM-AR-98